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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549
                  ----------------------------

                            FORM  T-1

                    STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF
           A CORPORATION DESIGNATED TO ACT AS TRUSTEE
      -----------------------------------------------------
       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
         A TRUSTEE PURSUANT TO SECTION 305(b)(2) ______
         -----------------------------------------------

                    THE CHASE MANHATTAN BANK
       (Exact name of trustee as specified in its charter)


New York                                        13-4994650
(State of incorporation                   (I.R.S. employer
if not a national bank)                identification No.)

270 Park Avenue
New York, New York                                   10017
(Address of principal executive offices)        (Zip Code)

                       William H. McDavid
                         General Counsel
                         270 Park Avenue
                    New York, New York 10017
                      Tel:  (212) 270-2611
    (Name, address and telephone number of agent for service)
    ---------------------------------------------------------
                       Allied-Signal Inc.
       (Exact name of obligor as specified in its charter)

Delaware                                        22-2640650
(State or other jurisdiction of           (I.R.S. employer
incorporation or organization)         identification No.)

101 Columbia Road
Morristown, New Jersey (973)455-6386                 07962
 (Address of principal executive offices)       (Zip Code)
            ----------------------------------------
                         Debt Securities
               (Title of the indenture securities)
  -------------------------------------------------------------

                             GENERAL

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.

       New York State Banking Department, State House, Albany, New York
        12110.

       Board of Governors of the Federal Reserve System, Washington,
       D.C., 20551

       Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)Whether it is authorized to exercise corporate trust powers.

       Yes.


Item 2.                     Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985,
December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4.  A copy of the existing By-Laws of the Trustee (see
Exhibit 4 to Form T-1 filed in connection with Registration
Statement No. 333-06249, which is incorporated by reference).

      5.  Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                            SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7th day of November, 1997.

                           THE CHASE MANHATTAN BANK

                           By /s/ Ronald J. Helleran
                              --------------------------
                              Ronald J. Halleran
                              Second Vice President

                      Exhibit 7 to Form T-1


                        Bank Call Notice

                     RESERVE DISTRICT NO. 2
               CONSOLIDATED REPORT OF CONDITION OF

                    The Chase Manhattan Bank
          of 270 Park Avenue, New York, New York 10017
             and Foreign and Domestic Subsidiaries,
             a member of the Federal Reserve System,

           at the close of business June 30, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                   Dollar Amounts
             ASSETS                              in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ...................................     $13,892
  Interest-bearing balances ...........................       4,282
Securities: ............................................
Held to maturity securities.............................      2,857
Available for sale securities...........................     34,091
Federal funds sold and securities purchased under
  agreements to resell ................................      29,970
Loans and lease financing receivables:
  Loans and leases, net of unearned income    $124,827
  Less: Allowance for loan and lease losses      2,753
  Less: Allocated transfer risk reserve .....       13
                                              ---------
  Loans and leases, net of unearned income,
  allowance, and reserve .............................     122,061
Trading Assets .......................................      56,042
Premises and fixed assets (including capitalized
  leases).............................................       2,904
Other real estate owned ..............................         306
Investments in unconsolidated subsidiaries and
  associated companies................................         232
Customers' liability to this bank on acceptances
  outstanding ........................................       2,092
Intangible assets .....................................      1,532
Other assets ..........................................     10,448
                                                           -------
TOTAL ASSETS ..........................................   $280,709
                                                         =========


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

                           LIABILITIES

Deposits
  In domestic offices ....................................  $91,249
  Noninterest-bearing ....................$38,157
  Interest-bearing ....................... 53,092
                                            ------

  In foreign offices, Edge and Agreement subsidiaries,
  and IBF's ..............................................  70,192
Noninterest-bearing ...................  $ 3,712
  Interest-bearing .............. ......  66,480

Federal funds purchased and securities sold under agree-
ments to repurchase ....................................... 35,185
Demand notes issued to the U.S. Treasury ..................  1,000
Trading liabilities ....................................... 42,307

Other borrowed money (includes mortgage indebtedness
  and obligations under calitalized leases):
  With a remaining maturity of one year or less ..........  4,593
  With a remaining maturity of more than one year
         through three years..............................  ..260
   With a remaining maturity of more than three years......   146
Bank's liability on acceptances executed and outstanding... 2,092
Subordinated notes and debentures ......................... 5,715
Other liabilities .........................................11,373

TOTAL LIABILITIES ........................................264,112
                                                          -------

                         EQUITY CAPITAL

Perpetual preferred stock and related surplus                   0
Common stock ...............................................1,211
Surplus  (exclude all surplus related to preferred stock)..10,283
Undivided profits and capital reserves .................... 5,280
Net unrealized holding gains (losses)
on available-for-sale securities ........................... (193)
Cumulative foreign currency translation adjustments ........   16

TOTAL EQUITY CAPITAL ......................................16,597
                                                           ------
TOTAL LIABILITIES AND EQUITY CAPITAL.....................$280,709
                                                       ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                    WALTER V. SHIPLEY         )
                    THOMAS G. LABRECQUE       )DIRECTORS
                    WILLIAM B. HARRISON, JR.  )

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